UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 4, 1999
                                                  ----------------

                         FISCHER-WATT GOLD COMPANY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                        0-17386                  88-0227654
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

1621 North Third Street, #1000, Coeur d'Alene, Idaho                83814
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (208) 664-6757
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Item 4.   Changes in Registrant's Certifying Accountant.

     (a) By letter dated February 1, 1999, which letter was received by Fischer-Watt Gold Company, Inc. on February 4, 1999, BDO Seidman, LLP notified Fischer-Watt Gold Company, Inc. that it had resigned as the principal
independent   accountant  for  Fischer-Watt   Gold  Company,   Inc.,   effective
immediately.

     The report of BDO Seidman, LLP on the financial statements of Fischer-Watt Gold Company, Inc. for the fiscal year ended January 31, 1997 was modified as to uncertainty about the ability of Fischer-Watt Gold Company, Inc. to continue as a going concern. None of the reports of BDO Seidman, LLP on the financial statements of Fischer-Watt Gold Company, Inc. for the fiscal years ended January 31, 1997 or 1996 contained any other adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles.

     Neither the board of directors nor the audit committee of the board of directors of Fischer-Watt Gold Company, Inc. has recommended or approved a change in accountants.

     There have been no disagreements with BDO Seidman, LLP within the meaning of Instruction 4 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the financial statements for Fischer-Watt Gold Company, Inc. for the fiscal years ended January 31, 1997 and 1996 or for any subsequent interim period.

     As required by Item 304(a)(3) of Regulation S-B, Fischer-Watt Gold Company, Inc. provided BDO Seidman, LLP with a copy of the disclosure contained in this
Item 4 and requested that BDO Seidman, LLP furnish a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which BDO Seidman, LLP does not agree. Such letter from BDO Seidman, LLP, dated February 8, 1999, is filed as Exhibit 1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit   Item 601
No.       Category       Exhibit
--------  --------       -------

1           16           Letter of BDO  Seidman,  LLP,  dated  February 8, 1999,
                         pursuant to Item 304(a)(3) of Regulation S-B.







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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Fischer-Watt Gold Company, Inc.

Dated:   February 11, 1999        By: /s/   George Beattie
                                      ------------------------------------------
                                      George Beattie, President, Chief Executive
                                      Officer (Principal Executive Officer),
                                      Chairman of the Board and Director




























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